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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):

                                  May 15, 2001


                          MACK-CALI REALTY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

         1-13274                                              22-3305147
---------------------------                            -----------------------
    (Commission File No.)                                (I.R.S. Employer
                                                          Identification No.)


                  11 Commerce Drive, Cranford, New Jersey 07016
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

      On May 15, 2001, Mack-Cali Realty Corporation (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, the Company's stockholders elected the following Class I directors to serve until the Annual Meeting of Stockholders to be held in 2004: Brendan T. Byrne (Number of shares for: 47,392,598, Number of shares against: 1,143,853), Martin D. Gruss (Number of shares for: 47,422,540, Number of shares against:
1,113,911), Vincent Tese (Number of shares for: 47,426,848, Number of shares against: 1,109,603), and Roy J. Zuckerberg (Number of shares for: 47,425,081, Number of shares against: 1,111,370). The remaining members of the 13 member Board of Directors and their respective terms of offices are as follows:
Class II directors, Nathan Gantcher, Earle I. Mack, William L. Mack and Alan
G. Philibosian, whose terms expire at the Annual Meeting of Stockholders to be held in 2002 and Class III directors, John J. Cali, John R. Cali, Mitchell
E. Hersh, Irvin D. Reid and Robert F. Weinberg, whose terms expire at the Annual Meeting of Stockholders to be held in 2003.

      At the Annual Meeting, the Company's stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP, independent accountants, as the Company's independent accountants for the ensuing year (Number of shares for: 48,335,671, Number of shares against:
68,785, Number of shares abstained: 131,995, Number of broker non-votes: 0).

      In addition, at the Annual Meeting the Company's stockholders voted upon and approved, by the vote of at least a majority of all outstanding shares that is required for charter amendments, the adoption of an amendment to the charter of the Company to decrease the affirmative stockholder vote required to approve any extraordinary corporate action, such as a merger, consolidation, sale of all or substantially all of the assets or dissolution of the Company, from two-thirds to a majority of all votes entitled to be cast on the action by the holders of the outstanding shares of stock of the Company (Number of shares for: 32,458,044, Number of shares against:
8,972,767, Number of shares abstained: 103,363, Number of broker non-votes:
7,002,277). Accordingly, the proposal passed by a vote of 56.98% of the Company's outstanding shares.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      EXHIBIT NO.       DESCRIPTION

      3.1               Articles of Amendment dated May 15, 2001


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MACK-CALI REALTY CORPORATION


Date:  May 16, 2001                By: /s/ Roger W. Thomas
                                       ----------------------------------------
                                       Roger W. Thomas
                                       Executive Vice President, General Counsel
                                       and Secretary


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                                  EXHIBIT INDEX

         EXHIBIT                 DOCUMENT

         3.1                     Articles of Amendment dated May 15, 2001